Exhibit 99.1

BROWN & BROWN, INC.

HISTORICAL BUSINESS SEGMENT INFORMATION

AS RECLASSIFIED FOR SEGMENT CHANGES

(Unaudited)

The following tables set forth Brown & Brown, Inc. historical business segment financial information as reclassified for segment changes for the twelve months ended December 31, 2023, 2022, 2021, 2020 and 2019 (unaudited).

	Retail					Programs
	Twelve months ended December 31,					Twelve months ended December 31,
(in millions)	2019	2020	2021	2022	2023	2019	2020	2021	2022	2023
REVENUES
Commissions and fees	$1,457	$1,549	$1,840	$2,154	$2,503	$620	$707	$807	$957	$1,160
Investment income	—	—	—	—	1	2	1	1	1	12
Other income, net	1	1	1	3	4	—	—	—	—	1
Total revenues	1,458	1,550	1,841	2,157	2,508	622	708	808	958	1,173
EXPENSES
Employee compensation and benefits	799	856	982	1,126	1,336	274	313	352	376	425
Other operating expenses	257	245	290	377	421	135	147	158	223	247
(Gain)/loss on disposal	(10)	(2)	(6)	(8)	(3)	—	—	(4)	1	(141)
Amortization	67	72	82	101	112	27	28	29	37	42
Depreciation	8	10	12	14	19	7	9	11	16	13
Interest	91	90	94	96	85	17	21	11	33	36
Change in estimated acquisition earn-out payables	—	6	42	(26)	1	(1)	(11)	(8)	(11)	—
Total expenses	1,212	1,277	1,496	1,680	1,971	459	507	549	675	622
Income before income taxes	$246	$273	$345	$477	$537	$163	$201	$259	$283	$551

	Wholesale Brokerage					Other
	Twelve months ended December 31,					Twelve months ended December 31,
(in millions)	2019	2020	2021	2022	2023	2019	2020	2021	2022	2023
REVENUES
Commissions and fees	$309	$352	$403	$453	$539	$(1)	$(2)	$(2)	$(1)	$(3)
Investment income	—	—	—	—	2	4	2	—	6	37
Other income, net	1	1	—	—	—	—	2	1	—	1
Total revenues	310	353	403	453	541	3	2	(1)	5	35
EXPENSES
Employee compensation and benefits	158	184	213	239	284	77	83	90	76	142
Other operating expenses	52	54	61	70	85	(67)	(80)	(106)	(73)	(103)
(Gain)/loss on disposal	—	—	—	3	—	—	—	—	(1)	1
Amortization	11	9	9	9	11	—	—	—	—	1
Depreciation	1	2	3	3	3	7	5	7	6	5
Interest	5	10	16	13	12	(49)	(62)	(56)	(1)	57
Change in estimated acquisition earn-out payables	—	—	6	(2)	20	—	—	—	—	—
Total expenses	227	259	308	335	415	(32)	(54)	(65)	7	103
Income before income taxes	$83	$94	$95	$118	$126	$35	$56	$64	$(2)	$(68)

	Total
	Twelve months ended December 31,
(in millions)	2019	2020	2021	2022	2023
REVENUES
Commissions and fees	$2,385	$2,606	$3,048	$3,563	$4,199
Investment income	6	3	1	7	52
Other income, net	2	4	2	3	6
Total revenues	2,393	2,613	3,051	3,573	4,257
EXPENSES
Employee compensation and benefits	1,308	1,436	1,637	1,817	2,187
Other operating expenses	377	366	403	597	650
(Gain)/loss on disposal	(10)	(2)	(10)	(5)	(143)
Amortization	105	109	120	147	166
Depreciation	23	26	33	39	40
Interest	64	59	65	141	190
Change in estimated acquisition earn-out payables	(1)	(5)	40	(39)	21
Total expenses	1,866	1,989	2,288	2,697	3,111
Income before income taxes	$527	$624	$763	$876	$1,146

The following tables set forth Brown & Brown, Inc. historical business segment financial information as reclassified for segment changes for the three months ended March 31, June 30, September 30, December 31, 2023 and for the year ended December 31, 2023 (unaudited).

	Retail
	Three months ended				Twelve months ended
(in millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2023
REVENUES
Commissions and fees	$732	$590	$600	$581	$2,503
Investment income	—	—	—	1	1
Other income, net	1	1	2	—	4
Total revenues	733	591	602	582	2,508
EXPENSES
Employee compensation and benefits	363	323	331	319	1,336
Other operating expenses	104	105	102	110	421
(Gain)/loss on disposal	—	—	(3)	—	(3)
Amortization	28	28	28	28	112
Depreciation	5	5	5	4	19
Interest	22	22	22	19	85
Change in estimated acquisition earn-out payables	(3)	2	5	(3)	1
Total expenses	519	485	490	477	1,971
Income before income taxes	$214	$106	$112	$105	$537

	Programs
	Three months ended				Twelve months ended
(in millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2023
REVENUES
Commissions and fees	$254	$308	$301	$297	$1,160
Investment income	1	2	4	5	12
Other income, net	—	—	—	1	1
Total revenues	255	310	305	303	1,173
EXPENSES
Employee compensation and benefits	103	101	106	115	425
Other operating expenses	59	62	63	63	247
(Gain)/loss on disposal	(6)	—	—	(135)	(141)
Amortization	11	11	10	10	42
Depreciation	3	3	3	4	13
Interest	10	9	8	9	36
Change in estimated acquisition earn-out payables	—	—	—	—	—
Total expenses	180	186	190	66	622
Income before income taxes	$75	$124	$115	$237	$551

	Wholesale Brokerage
	Three months ended				Twelve months ended
(in millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2023
REVENUES
Commissions and fees	$123	$139	$149	$128	$539
Investment income	—	—	1	1	2
Other income, net	—	—	—	—	—
Total revenues	123	139	150	129	541
EXPENSES
Employee compensation and benefits	67	72	73	72	284
Other operating expenses	18	24	21	22	85
(Gain)/loss on disposal	—	—	—	—	—
Amortization	3	3	3	2	11
Depreciation	1	1	1	—	3
Interest	3	3	3	3	12
Change in estimated acquisition earn-out payables	—	(2)	25	(3)	20
Total expenses	92	101	126	96	415
Income before income taxes	$31	$38	$24	$33	$126

	Other
	Three months ended				Twelve months ended
(in millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2023
REVENUES
Commissions and fees	$(1)	$(1)	$(1)	$—	$(3)
Investment income	6	8	12	11	37
Other income, net	—	—	—	1	1
Total revenues	5	7	11	12	35
EXPENSES
Employee compensation and benefits	38	34	22	48	142
Other operating expenses	(20)	(29)	(18)	(36)	(103)
(Gain)/loss on disposal	—	—	—	1	1
Amortization	(1)	(1)	—	3	1
Depreciation	1	1	1	2	5
Interest	12	14	15	16	57
Change in estimated acquisition earn-out payables	1	2	—	(3)	—
Total expenses	31	21	20	31	103
Income before income taxes	$(26)	$(14)	$(9)	$(19)	$(68)

	Total
	Three months ended				Twelve months ended
(in millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2023
REVENUES
Commissions and fees	$1,108	$1,036	$1,049	$1,006	$4,199
Investment income	7	10	17	18	52
Other income, net	1	1	2	2	6
Total revenues	1,116	1,047	1,068	1,026	4,257
EXPENSES
Employee compensation and benefits	571	530	532	554	2,187
Other operating expenses	161	162	168	159	650
(Gain)/loss on disposal	(6)	—	(3)	(134)	(143)
Amortization	41	41	41	43	166
Depreciation	10	10	10	10	40
Interest	47	48	48	47	190
Change in estimated acquisition earn-out payables	(2)	2	30	(9)	21
Total expenses	822	793	826	670	3,111
Income before income taxes	$294	$254	$242	$356	$1,146